EXHIBIT 10.2
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                   AMENDMENT TO LOAN AGREEMENT

                      AND OMNIBUS AMENDMENT





                    Dated as of May 22, 2002





                          in respect of





                       GIANT YORKTOWN, INC.







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
                               AMENDMENT
                           TO LOAN AGREEMENT
                         AND OMNIBUS AMENDMENT

     AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT (this "Amendment") dated as of May 22, 2002 is among GIANT YORKTOWN, INC., a Delaware corporation (the "Borrower"), GIANT INDUSTRIES, INC., a Delaware corporation ("Giant Industries"), GIANT INDUSTRIES ARIZONA, INC., an Arizona corporation ("Giant Arizona"), WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely in its capacity as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").

                               RECITALS:

     A. The Borrower, the Collateral Agent, and the Lenders have heretofore entered into that certain Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of May 14, 2002. Giant Industries and Giant Arizona have heretofore entered into that certain Parent Guaranty Agreement (as amended, supplemented or otherwise modified from time to time, the "Parent Guaranty") dated as of May 14, 2002. Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Section 1 to the Loan Agreement, as amended by this Amendment.

     B. The parties hereto desire to amend the Loan Agreement and certain of the other Operative Documents.

     C. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1.     AMENDMENTS TO LOAN AGREEMENT.

     Section 1.1. Section 1. (a) Section 1 of the Loan Agreement shall be and is hereby amended by deleting the definitions of "Benefited Lender", "Rating Agency" and "Synthetic Lease" therefrom.

     (b) Section 1 of the Loan Agreement shall be and is hereby further amended by amending and restating in their entirety the definitions of "Indemnitee" and "LIBO Rate" to read as follows:

     ""Indemnitee" shall mean the Arranger, each Lender, the Collateral Agent, the Deed of Trust Trustee, the Trust Company and their respective Affiliates, successors, permitted assigns, permitted transferees, invitees, contractors, servants, employees, officers, directors, shareholders, partners, participants, representatives agents and their respective designees or nominees; provided, however, that in no event shall any other Person (other than the Arranger, each Lender, the Collateral Agent, the Deed of Trust Trustee, the Trust Company and their respective Affiliates, successors, permitted assigns, permitted transferees, invitees, contractors, servants, employees, officers, directors, shareholders, partners, participants, representatives, agents and their respective designees or nominees) who purchases the Mortgaged Property for value following a foreclosure or other remedy be an Indemnitee.

     "LIBO Rate" shall mean with respect to any Interest Period at any time, the applicable London interbank offered rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or if no London interbank offered rate of such maturity then appears on Telerate Page 3750, then the rate equal to the London interbank offered rate per annum for deposits in Dollars maturing immediately before or immediately after such maturity, whichever is higher, as determined by the Collateral Agent from Telerate Page 3750; or if Telerate Page 3750 is not available, the applicable LIBO Rate for the relevant Interest Period shall be the rate per annum determined by the Collateral Agent to be the arithmetic average of the rates at which Bank of America offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of the aggregate outstanding principal amount of the Notes and having a maturity approximately equal to such Interest Period."

     Section 1.2.     Section 3.3.     Section 3.3 of the Loan Agreement
shall be and is hereby amended by adding to the end thereof a sentence to read as follows:

     "Additionally, Borrower shall provide written notice within five
(5) Business Days thereof to Collateral Agent and the Lenders of the submittal to Borrower's Board of Directors or senior management of any written plan or proposal to close all of the Mortgaged Property, other than a planned major maintenance turnaround in accordance with this
Section 3.3."

     Section 1.3. Section 3.6. Subparagraph (d) of Section 3.6 of the Loan Agreement shall be and is hereby amended by adding at the end thereof a sentence to read as follows:

     "In the event the Borrower elects to make a replacement of any portion of the Mortgaged Property pursuant to this Section 3.6(d), upon the request of any Lender, in its sole discretion and at any time, the Borrower shall promptly provide to the Lenders evidence of: the estimated cost of such replacement, the source of funds for such replacement, the estimated time to complete such replacement, the status towards completion of such replacement, and such other information as the Lenders may reasonably request."

     Section 1.4. Section 3.8. Subparagraph (a) of Section 3.8 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "(a)     All insurance shall be written by reputable insurance
companies that are financially sound and solvent, rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) with a general policyholder rating of at least "A" and a financial rating of at least "X" or otherwise reasonably acceptable to Borrower and Collateral Agent."

     Section 1.5.     Sections 3.12 and 3.13.  New Sections 3.12 and
3.13 shall be and are hereby included the Loan Agreement immediately following Section 3.11 thereof to read as follows:

     "Section 3.12.     Notice of Default. Borrower shall promptly
notify the Collateral Agent of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that would reasonably be expected to become a Default or Event of Default.

     Section 3.13. Additional Covenants of Borrower. Borrower covenants and agrees to perform the obligations applicable to the Borrower set forth in Sections 6 and 6A of the Parent Guaranty (and such Sections 6 and 6A of the Parent Guaranty is hereby incorporated by reference)."

     Section 1.6. Section 4.10. Section 4.10 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "Section 4.10.     Adjustment.  If any Lender shall obtain any
payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loan made by it in excess of its ratable share of payments on account of the Loan made by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participation in the Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably, in the proportion that such Lender's Loan to which the payment applies bears to the total of all Loans to which the payment applies, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation."

     Section 1.7.     Section 8.1.      (a)     Subparagraph (q) of
Section 8.1 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "(q)     Environmental Matters.  Either (i) Borrower, Giant
Industries or any of its Subsidiaries shall be liable, whether directly, indirectly through required indemnification of any Person or otherwise, for the costs of investigation and/or remediation of any Hazardous Substance originating from or affecting any property or properties, whether or not owned, leased or operated by Borrower, Giant Industries or any of its Subsidiaries, which liability, together with all other such liabilities of Borrower or any of its Subsidiaries, could reasonably be expected to exceed $9,000,000 in the aggregate or require payments by Borrower or any of its Subsidiaries exceeding $3,000,000 in any fiscal year of Borrower (excluding for purposes of such determination (i) such amount of any insurance proceeds paid to or for the benefit of the Borrower, Giant Industries or any of its Subsidiaries in respect of such liability or unconditionally acknowledged in writing to be payable by the insurance carrier that issued the related insurance policy, (ii) such amount of any indemnity payments made to the Borrower, Giant Industries or any of its Subsidiaries in respect of such liability or unconditionally acknowledged in writing to be payable by the party that indemnified such amounts, or (iii) an amount not to exceed $7,500,000 in the aggregate paid by the Borrower, Giant Industries or any of its Subsidiaries in respect of such liability pursuant to the Yorktown Asset Purchase Agreement) or (ii) any federal, state, regional, local or other environmental regulatory agency or authority shall commence an investigation or take any other action that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or"

     (b) Section 8.1 of the Loan Agreement shall be and is hereby further amended by adding a subparagraph (r) thereto to read as follows:

     "(r) Operations. If the Mortgaged Property ceases to be used in the manner in which it is intended or ceases to operate, closes or shuts down, for any reason whatsoever, for a period of time greater than ninety (90) days, other than as a result of any Partial Casualty."

     Section 1.8. Section 9.1. The last sentence of Section 9.1 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "Any assignment or transfer by a Lender of rights or obligations as a Lender under this Loan Agreement that does not comply with this paragraph shall be treated for purposes of this Loan Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.2."

     Section 1.9. Section 10.5. The first sentence of Section 10.5 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from a Lender, a Guarantor or the Borrower referring to this Loan Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default"."

     Section 1.10. Section 10.9. The last sentence of Section 10.9 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "Notwithstanding the foregoing if no Event of Default and no Default, shall have occurred and be continuing, then no successor
Collateral Agent shall be appointed under this Section 10.9 without the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed and until such consent is granted and a successor Collateral Agent is appointed, the retiring Collateral Agent shall continue to serve in such capacity."

     Section 1.11. Section 11.5. Subparagraph (a) of Section 11.5 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "(a)     the presence on, under or around the Mortgaged Property or any portion thereof of any Hazardous Substance, or any releases or discharges of any Hazardous Substance on, under, from, onto or around the Mortgaged Property or any portion thereof,"

     Section 1.12. Section 11.8. Section 11.8 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "Section 11.8.     Actions of Lenders.  Each Lender shall use
reasonable efforts (including reasonable efforts to change the booking office for this transaction) to avoid or minimize any amounts which might otherwise be payable pursuant to Sections 11.2 and 11.3; provided, however, that such efforts shall not be deemed by such Lender, in its sole discretion, to be disadvantageous to it."

     Section 1.13. Section 12.5. Section 12.5 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "Section 12.5.     Effect and Modification.  This Loan Agreement
and the other Operative Documents exclusively and completely states the rights of the Lenders and Borrower with respect to the Loans and the Mortgaged Property and supersedes all prior agreements, oral or written, with respect thereto. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified without the written agreement or consent of Collateral Agent, Borrower and the Required Lenders, and in the case of the Parent Guaranty, the Constituent Company Guaranty or any definition used therein, the Guarantors affected thereby; provided, however, that Sections 12.1 and
12.16 hereof may not be terminated, amended, supplemented, waived or modified without the written agreement or consent of the Arranger; and provided, further, that any termination, amendment, supplement, waiver or modification shall require the written agreement or consent of each Lender if such termination, amendment, supplement, waiver or modification would:

     (a) modify any of the provisions of this Section 12.5, change the definition of "Required Lenders" or modify or waive any provision of an Operative Document requiring action by each Lender;

     (b)     amend, modify, waive or supplement any of the provisions of
Section 4.5 or 4.6 of this Loan Agreement;

     (c) reduce, modify, amend or waive any fees or indemnities in favor of any Lender, including without limitation amounts payable pursuant to Section 11 (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to
it);

     (d) modify, postpone, reduce or forgive, in whole or in part, any payment of principal or Interest (other than pursuant to the terms of the Operative Documents), or any Loan or Loan Balance (except that any Person may consent to any modification, postponement, reduction or forgiveness of any payment of any Fee payable to it) or, subject to clause (c) above, any other amount payable to it under this Loan Agreement, or modify the definition or method of calculation of Interest (other than pursuant to the terms of the Operative Documents), Loans or Loan Balances or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents or extend, modify or amend the Loan Term;

     (e) release of any Lien granted by Borrower under the Operative Documents or release the Parent Guaranty or the Constituent Companies Guaranty, except as provided in the Operative Documents; or

     (f) increase the Commitment of any Lender or subject such Lender to additional obligations.

Notwithstanding the foregoing, neither the Parent Guaranty or the Constituent Companies Guaranty nor any of the terms thereof may be amended, modified or waived, unless such amendment, modification or waiver is in writing entered into by, or approved in writing by the Required Lenders, the Collateral Agent and the Guarantors."

     Section 1.14. Revised Commitment Amounts. Schedule I-A to the Loan Agreement shall be and is hereby amended and restated in its entirety to read as Exhibit A attached hereto.

     Section 1.15. Revised Notice Information. Schedule I-B, to the Loan Agreement shall be and is hereby amended and restated in its entirety to read as Exhibit B attached hereto.

SECTION 2.     AMENDMENTS TO PARENT GUARANTY.

     Section 2.1. Introductory Paragraph. The reference to "Giant Industries, Inc., an Arizona corporation" in the introductory paragraph to the Parent Guaranty is hereby amended and restated to read "Giant Industries, Inc., a Delaware corporation".

     Section 2.2. Section 5. Subparagraph (b) of Section 5 of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

     "(b)     Corporate Authorization; No Contravention.  The execution, delivery and performance by each of Giant Industries and Giant Arizona of this Guaranty and by Giant Industries and its Subsidiaries of each other Operative Document to which such Person is a party, have been duly authorized by all necessary corporate action, and do not and will not:
(i) contravene the terms of any of that Person's Organization Documents;
(ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (iii) violate any Requirement of Law."

     Section 2.3.     Section 6.  (a)     Subparagraph (b)(ii) of
Section 6 of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

     "(ii)     concurrently with the delivery of the financial
statements referred to in subsections (i) and (ii) of Section 6(a), a Compliance Certificate in substantially the form set forth in Exhibit E-6 to the Loan Agreement executed by a Responsible Officer, which Compliance Certificate shall also indicate that no material change in terms (as documented in a written amendment) has occurred with respect to the Giant Industries Credit Agreement (or similar replacement facility) or, in the event that a change in terms has occurred, Giant Industries shall furnish to the Collateral Agent and the Lenders any such amendments to the Giant Industries Credit Agreement concurrently with delivery of the Compliance Certificate. Additionally, said Compliance Certificate shall (i) confirm that Bank of America, as agent under the Giant Industries Credit Agreement, has not been terminated or resigned its position as agent under the Giant Industries Credit Agreement and (ii) indicate that a "Deposit Account Triggering Event" (as defined in the Giant Industries Credit Agreement) has not occurred or, in the event that a "Deposit Account Triggering Event" (as defined in the Giant Industries Credit Agreement) has occurred, Giant Industries shall provide written notice thereof to the Collateral Agent and the Lenders within five (5) Business Days thereof. Furthermore, attached to each quarterly Compliance Certificate Giant Industries shall provide a duplicate copy of the most recent signed detailed Borrowing Base Report (which includes current collateral advance rates and bank reserves) (as defined in the Giant Industries Credit Agreement) for the appropriate quarterly period;"

     (b) Subparagraph (c)(ix) of Section 6 of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

     "(ix)     of the formation or acquisition of any Subsidiary; and"

     (c) Subparagraph (c) of Section 6 of the Parent Guaranty shall be and is hereby further amended by adding a clause (x) thereto to read as follows:

     "(x) Borrower and Giant Industries shall provide written notice within five (5) Business Days to Collateral Agent and the Lenders of the submittal to Borrower's and/or Giant Industries' Board of Directors or senior management of any written plan or proposal to close all of the Mortgaged Property, other than a planned major maintenance turnaround in accordance with Section 3.3 of the Loan Agreement."

SECTION 3.     [RESERVED]

SECTION 4.     EFFECTIVENESS.

          This Amendment shall become effective on May 22, 2002 (the "Effective Date") upon the satisfaction of the following conditions precedent:

     (a) This Amendment and all other agreements and instruments related thereto shall have been duly authorized, executed and delivered by each of the parties thereto, shall be in form and substance satisfactory to each party thereto and an executed counterpart of each thereof shall have been received by each of the parties thereto. After giving effect to this Amendment, the Operative Documents shall be in full force and effect as to all parties and no Default or Event of Default shall have occurred or be continuing.

     (b)     Since May 14, 2002, there shall have been no Material
Adverse Effect.

SECTION 5.     FEES AND EXPENSES.

Borrower agrees to pay all the reasonable fees and expenses of the Collateral Agent and the Lender (including the reasonable expenses of their respective counsel) in connection with the negotiation and preparation of this Amendment.

SECTION 6.     MISCELLANEOUS.

     Section 6.1. Guarantor Obligations. Each Guarantor hereby ratifies and affirms in all respects it obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect.

     Section 6.2. Construction. This Amendment shall be construed in connection with and as part of the Loan Agreement and the other Operative Documents, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement and the other Operative Documents are hereby ratified and shall be and remain in full force and effect.

     Section 6.3. Headings and Table of Contents. The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

     Section 6.4. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement and the other Operative Documents without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

     Section 6.5. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

     Section 6.6. Governing Law. This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

[Signature Pages begin on Next Page]

Executed and delivered as of this 21 day of May, 2002.

                        GIANT YORKTOWN, INC., as Borrower

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------



                        GIANT INDUSTRIES, INC., as a Guarantor

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------



                        GIANT INDUSTRIES ARIZONA, INC. , as a Guarantor

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------

                       BANC OF AMERICA LEASING & CAPITAL, LLC,
                         as Lender

                       By: /S/ ALBERT Z. NORONA
                          -----------------------------------
                          Name: Albert Z. Norona
                               ------------------------------
                          Its:  Principal
                               ------------------------------

                        WELLS FARGO BANK NEVADA, NATIONAL
                          ASSOCIATION, as Collateral Agent

                        By: /S/ VAL T. ORTON
                           -----------------------------------
                           Name: Val T. Orton
                                ------------------------------
                           Its:  Trust Officer
                                ------------------------------

     Each of the undersigned hereby further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this ______ day of ___________, 2002.

                        GIANT FOUR CORNERS, INC.

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------

                           Address:  c/o Giant Industries, Inc.
                                     23733 North Scottsdale Road
                                     Scottsdale, Arizona  85255-3465
                                     Attention:  President

                        SAN JUAN REFINING COMPANY

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------

                           Address:  c/o Giant Industries, Inc.
                                     23733 North Scottsdale Road
                                     Scottsdale, Arizona  85255-3465
                                     Attention:  President

                        PHOENIX FUEL CO., INC.

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------

                           Address:  c/o Giant Industries, Inc.
                                     23733 North Scottsdale Road
                                     Scottsdale, Arizona  85255-3465
                                     Attention:  President

                        GIANT MID-CONTINENT, INC.

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------

                        Address:  c/o Giant Industries, Inc.
                                  23733 North Scottsdale Road
                                  Scottsdale, Arizona  85255-3465
                                  Attention:  President

                        GIANT STOP-N-GO OF NEW MEXICO, INC.

                        By: /S/ GARY R. DALKE
                           -----------------------------------
                           Name: Gary R. Dalke
                                ------------------------------
                           Its:  Vice President
                                ------------------------------

                           Address:  c/o Giant Industries, Inc.
                                     23733 North Scottsdale Road
                                     Scottsdale, Arizona  85255-3465
                                     Attention:  President

                            SCHEDULE IA
                         TO LOAN AGREEMENT

                      DATED AS OF MAY 14, 2002

                        LENDERS' COMMITMENTS



 Lender                    Commitment              Commitment
                           Percentage

Black Diamond International Funding, Ltd.     18.21%     $7,281,481
TRS1 LLC                                      17.50%     $7,000,000
GMAC Business Credit LLC                      28.56%    $11,425,185
ORIX Financial Services, Inc.                 21.45%     $8,580,741
Transamerica Equipment Financial Services
  Corporation                                 14.28%     $5,712,593
                                              ------    -----------
                   Total:                       100%    $40,000,000






                              EXHIBIT A
                           (to Amendment)

                            SCHEDULE IB
                         TO LOAN AGREEMENT
                      DATED AS OF MAY 14, 2002

1.     COLLATERAL AGENT

Address for all communications:

Wells Fargo Bank Nevada, National Association
c/o Wells Fargo Bank Northwest, National Association
79 South Main Street, 3rd Floor
Salt Lake City, Utah  84111
Attn:  Corporate Trust Department

ABA #:  121-000-248
Account No. 0510922115
Reference:  Giant Yorktown

Contact:  Eric Morgan
Phone:  (801) 246-5289

2.     BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

Address for all notices, credit communications and legal documentation:

Black Diamond International Funding, Ltd.
c/o Black Diamond Capital Management, L.L.C.
One Conway Park
100 Field Drive, Suite 140
Lake Forest, IL  60045
Attn:  Loan Administrator
In the case of notices:  Phone:  (847) 582-9104
                         Fax:  (847) 582-9144

In the case of credit communications and legal documentation:
                   Phone:  (847) 615-9000
                   Fax:  (847) 615-9064

Address for wire transfers:

JP Morgan Chase Bank
Houston, Texas
ABA# 113000609
Account No.: 00102619468
BNF=: Wires Clearing-Asset Backed Securities
OBI=: Ref: Joanne Murray/Black Diamond CDO/Acct #23295-01

                              EXHIBIT B
                           (to Amendment)

3.     TRS1 LLC

Address for all credit contacts:

TRS1 LLC
c/o Deutsche Bank AG, as Trustee for TRS1 LLC
1761 East St. Andrews Place
Santa Ana, CA  92705-4934
Attention:  Jennifer Bohannon
Phone:  (714) 247-6340
  Fax:  (714) 247-6475

Copy to:

TRS1 LLC
c/o Black Diamond Capital Management, L.L.C.
One Conway Park
100 Field Drive, Suite 140
Lake Forest, IL  60045
Attn:  Loan Administrator
Phone:  (847) 615-9000
  Fax:  (847) 615-9064

Administrative contacts:

Deutsche Bank AG
Attention:  Marco Ruggiero
Phone:  (201) 593-2243
  Fax:  (201) 593-2310
Reference:  TRS1 - Giant Yorktown, Inc.

Copy to:

Attention:  Loan Administrator
Phone:  (847) 615-9000
  Fax:  (847) 615-9064
Reference:  TRS1 - Giant Yorktown, Inc.

Address for wire transfers:

Bankers Trust Company
ABA# 021 001 033
Account No.: 01 419 663
Account Name:  LA Asset Based
Re:  TRS1 LLC
Reference:  Giant Yorktown, Inc.

4.     GMAC BUSINESS CREDIT LLC

Address:

210 Interstate North Parkway
Suite 315
Atlanta, GA  30339

Credit contact:

Renay Jeune
Vice President, Senior Risk Manager
Phone:  (678) 553-2711
  Fax:  (678) 553-2707
E-mail:  rjeune@gmacbc.com

Operations contact:

Steffanie Williams
Assistant Vice President
Phone:  (678) 553-2727
  Fax:  (678) 553-2707
E-mail:  swilliams@gmacbc.com

Address for wire transfers:

Bank One, Michigan
Detroit, Michigan
ABA# 072 000 326
Account No.: 363-301-424

5.     ORIX FINANCIAL SERVICES, INC.

Address:

600 Town Park Lane, 3rd Floor
Kennesaw, GA  30144

Credit contact:

Beth Billhime
Senior Credit Analyst
Phone:  (770) 970-6104
  Fax:  (770) 970-6001
E-mail:  bbillhime@orixfin.com

Business contact:

Tim Maloof
Vice President
Phone:  (770) 970-6133
  Fax:  (770) 970-6001
E-mail:  tmaloof@orixfin.com

Operations contact:

Joe O'Laughlin
Portfolio Administrator
Phone:  (770) 970-6143
  Fax:  (770) 970-6001
E-mail:  jolaughlin@orixfin.com

Address for wire transfers:

Mellon Bank, NA
Pittsburgh, PA
ABA# 043 000 261
Account No.: 104-1648
Account name:  ORIX Financial Services, Inc.
Reference:  Infolease Acct/Giant

6.     TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION

Address:

5080 Spectrum Drive
Suite 1100 West
Addison, TX  75001

Credit and operations contact:

Pam Lenamon
Assistant Vice President - Investment Manager
Phone:  (972) 458-5925
  Fax:  (972) 458-5959
E-mail:  pam.lenamon@transamerica.com

Address for wire transfers:

Bank One, NA
1 Bank One Plaza
Chicago, IL
ABA# 071000013
Account No.: 55-41948
Reference:  Transamerica Equipment Finance and Leasing